FSS1 P-1 01/15

SUPPLEMENT DATED JANUARY 5, 2015

TO THE PROSPECTUS DATED SEPTEMBER 1, 2014

OF

FRANKLIN STRATEGIC SERIES

(Franklin Small Cap Growth Fund)

The prospectus is amended as follows:

I.  The following paragraph is added to the beginning of the “Fund Summary” section of the Franklin Small Cap Growth Fund prospectus:

Effective February 12, 2015, the Fund is closed to new investors, except for certain types of investors. For more information, please turn to “Fund Details – Franklin Small Cap Growth Fund” beginning on page 73 of the Prospectus.

II.  The following paragraph is added to the beginning of the “Fund Details” section of the Franklin Small Cap Growth Fund prospectus:

Effective at the close of the New York Stock Exchange (“NYSE”) on February 12, 2015, the Fund is closed to most new investors, except that existing shareholders who have an open and funded account on February 12, 2015 can continue to invest through exchanges and additional purchases.  In addition, the following categories of investors may continue to open new accounts in the Fund: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of the NYSE on February 12, 2015; (2) employer sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the close of the NYSE on February 12, 2015; (3) employer sponsored retirement plans or benefit plans that approved the Fund as an investment option prior to the close of the NYSE on February 12, 2015, but have not opened an account as of that date may do so, provided that the initial account is opened with the Fund on or prior to June 12, 2015; (4) other Franklin Templeton Funds and funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager;  (5) trustees and officers of the Trust; and (6) members of the Fund’s portfolio management team. The Fund may restrict, reject or cancel any purchase order, including an exchange request, and reserves the right to modify this policy at any time.

Please keep this supplement with your prospectus for future reference.